SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                _________________________________

                            FORM 8-K


                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):
                        December 20, 1994


                     NATIONSBANK CORPORATION
     (Exact name of registrant as specified in its charter)


                            North Carolina
                    (State of Incorporation)

                             1-6523
                    (Commission File Number)

                           56-0906609
                (IRS Employer Identification No.)

                  NationsBank Corporate Center
                    Charlotte, North Carolina
           (Address of principal executive offices)

                              28255
                           (Zip Code)

                         (704) 386-5000
       Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

	a.	Medium Term Notes

      On December 20, 1994, a Committee of the Board of Directors of the Registrant (the "Committee") approved the implementation of a medium-term note program, pursuant to which the Registrant may issue from time to time up to $1,000,000,000 aggregate principal amount of certain medium-term notes, which may be senior debt securities, designated as the Senior Medium-Term Notes, Series C (the "Senior Medium-Term Notes") or subordinated debt securities, designated as the Subordinated Medium-Term Notes, Series C (the "Subordinated Medium-Term Notes" and, together with the Senior Medium-Term Notes, the "Medium-Term Notes"), or any combination thereof, establish the price, terms and conditions and the specific method of distribution of the Medium-Term Notes. The Senior Medium-Term Notes will be issued under an Indenture dated as of January 1, 1992 between the Registrant and BankAmerica National Trust Company (formerly BankAmerica Trust Company of New York), as amended by a First Supplemental Indenture dated as of July 1, 1993. The Subordinated Medium-Term Notes will be issued under an Indenture dated as of November 1, 1992 between the Registrant and The Bank of New York, as amended, by a First Supplemental Indenture dated as of July 1, 1993. The resolutions of the Committee are included as Exhibit 99.1 hereto.

      On December 20, 1994, the Registrant entered into a distribution agreement with the agents named therein (the "Distribution Agreement"), the terms of which will govern sales of the Medium- Term Notes. The Medium-Term Notes are described generally in the Prospectus dated August 12, 1993 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Prospectus Supplement dated December 20, 1994. The Distribution Agreement is included as Exhibit 99.2 hereto.

      The Medium-Term Notes will be issued from time to time pursuant to the Registrant's Registration Statement on Form S-3,
Registration No. 33-49881 (the "Registration Statement"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement registered up to $4,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated), shares of its preferred stock and shares of its common stock and was declared effective on August 12, 1993. The
Registrant previously has issued or designated for issue $3,000,000,000 aggregate principal amount of unsecured debt securities pursuant to the Registration Statement.

	b.	Ratio of Earnings to Fixed Charges

	The following are the consolidated ratios of earnings to fixed charges for the nine months ended September 30, 1994 and for each of the years in the five-year period ended December 31, 1993:

                    Nine Months
                      Ended
                   September 30,      Year Ended December 31,
                   ------------- --------------------------------
                        1994     1993 1992 1991 (1) 1990 1989 (2)
                   ------------- ---- ---- -------- ---- --------

Ratio of Earnings to
Fixed Charges:
 Excluding interest
  on deposits.........   1.9      2.3  2.4   1.1     1.3    1.7
 Including interest
  on deposits.........   1.5      1.5  1.4   1.0     1.1    1.2
_______________
(1)	Ratios include the 1991 restructuring expense of $330 million recorded in connection with the merger of a subsidiary of the Registrant into C&S/Sovran Corporation, effective December 31, 1991. On a pro forma basis, excluding the 1991 restructuring expense of $330 million, the Ratio of Earnings to Fixed Charges excluding interest on deposits was 1.3, and the Ratio of Earnings to Fixed Charges including interest on deposits was 1.1.

(2)	Includes the interest of the Federal Deposit Insurance Corporation in the earnings of NationsBank of Texas, National Association.

	For purposes of computing the consolidated ratios, earnings represent net income of the Registrant plus applicable income taxes and fixed charges, less capitalized interest and the equity in undistributed earnings of unconsolidated subsidiaries and associated companies. Fixed charges represent interest expense (exclusive of interest on deposits in one case and inclusive of such interest in the other), capitalized interest, amortization of debt discount and appropriate issuance costs and one-third
(the amount deemed to represent an appropriate interest factor) of net rent expense under all lease commitments.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           The following exhibits are filed herewith:

           EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

               4.1                Indenture dated as of January
                                  1, 1992 between NationsBank
                                  Corporation and BankAmerica
                                  National Trust Company
                                  (formerly BankAmerica Trust
                                  Company of New York, as
                                  trustee, incorporated herein by
                                  reference to Exhibit 4.1
                                  of the Registrant's
                                  Registration Statement on Form
                                  S-3, Registration No. 33-54784

               4.2 First Supplemental Indenture dated as of July 1, 1993 to the Indenture dated as of January
                                  1, 1992 between NationsBank
                                  Corporation and BankAmerica
                                  National Trust Company
                                  (formerly BankAmerica Trust
                                  Company of New York), as
                                  trustee, incorporated herein by
                                  reference to Exhibit 4.1 the
                                  Registrant's Current Report on
                                  Form 8-K filed July 7, 1993
                                  (Commission File No. 1-6523)

               4.3                Form of Senior Medium-Term
                                  Note, Series C (Fixed Rate)

               4.4                Form of Senior Medium-Term
                                  Note, Series C (Floating Rate)

               4.5                Indenture dated as of November
                                  1, 1992 between NationsBank
                                  Corporation and The Bank of New
                                  York, as trustee, incorporated
                                  herein by reference to Exhibit
                                  4.1 of the Registrant's Current
                                  Report on Form 8-K filed
                                  February 24, 1993 (Commission
                                  File No. 1-6523)

               4.6 First Supplemental Indenture dated as of July 1, 1993 to the Indenture dated as of November 1, 1992 between NationsBank
                                  Corporation and The Bank of New
                                  York, as Trustee, incorporated
                                  herein by reference to Exhibit
                                  4.4 of the Registrant's Current
                                  Report on Form 8-K filed July
                                  7, 1993 (Commission File
                                  No.1-6523)

               4.7                Form of Subordinated
                                  Medium-Term Note, Series C
                                  (Fixed Rate)

               4.8                Form of Subordinated
                                  Medium-Term Note, Series C
                                  (Floating Rate)

            			12.1	              Computation of Ratio of
                                  Earnings to Fixed Charges

               99.1               Resolutions of a Committee
                                  of the Board of Directors dated
                                  December 20, 1994 with respect
                                  to the terms of the offering of
                                  the Medium-Term Notes

               99.2               Distribution Agreement dated
                                  December 20, 1994 with respect
                                  to the offering of the
                                  Medium-Term Notes


                      SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NATIONSBANK CORPORATION


                                    By: /S/ CHARLES M. BERGER



                                       Charles M. Berger
                                       Associate General Counsel

Dated:  December 20, 1994